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                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                              JO-ANN STORES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                              JO-ANN STORES, INC.
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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

                             [JO-ANN STORES, INC.]

                                5555 Darrow Road
                               Hudson, Ohio 44236

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD JUNE 4, 1999

To our Shareholders:

     The Annual Meeting of Shareholders of Jo-Ann Stores, Inc. will be held at our corporate offices located at 5555 Darrow Road, Hudson, Ohio, on Friday, June 4, 1999, at 1:00 p.m., local time, for the following purposes:

     1. To elect three Directors to the class whose three-year term of office will expire in 2002.

     2. To transact such other business as may properly come before the meeting.

     All shareholders are cordially invited to attend the meeting, although only those holders of Class A common shares of record at the close of business on April 16, 1999 will be entitled to vote at the meeting.

     IF YOU ARE A HOLDER OF CLASS A COMMON SHARES, YOU WILL ALSO FIND ENCLOSED A PROXY CARD. YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE PROVIDED FOR THAT PURPOSE, WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR CLASS A COMMON SHARES IN PERSON.

     The Proxy Statement accompanies this Notice.

                                            BETTY ROSSKAMM, Secretary

May 4, 1999
By Order of the
Board of Directors

                                PROXY STATEMENT

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
ABOUT THE MEETING...........................................      1
  When is the Proxy Statement being mailed?.................      1
  What is the purpose of the annual meeting?................      1
  Who may attend the annual meeting?........................      1
  Who is entitled to vote?..................................      1
  What constitutes a quorum?................................      1
  What am I voting on?......................................      1
  How do I vote?............................................      1
  Can I change my vote after I return my proxy card?........      2
  How do I vote my 401(k) shares?...........................      2
  What does it mean if I receive more than one proxy
     card?..................................................      2
  Who will count the vote?..................................      2
  What is the Board's recommendation?.......................      2
  What is the required vote for approval of the proposal?...      2
  Are there other matters to be acted upon at the annual
     meeting?...............................................      2
PRINCIPAL SHAREHOLDERS......................................      3
ELECTION OF DIRECTORS.......................................      6
  Nominees to the Board of Directors........................      6
  Compensation of Directors.................................      8
EXECUTIVE COMPENSATION......................................      9
  Summary Compensation Table................................      9
  Option Grants in Fiscal Year 1999.........................     11
  Aggregate Option Exercises In Last Fiscal Year and Fiscal
     Year-end Option Values.................................     12
  Change of Control and Employment Agreements...............     12
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE
  COMPENSATION..............................................     13
STOCK PERFORMANCE GRAPH.....................................     16
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING REQUIREMENTS...     17
INDEPENDENT AUDITORS........................................     17
PROXY SOLICITATION COSTS....................................     17
SHAREHOLDERS' PROPOSALS.....................................     17
ANNUAL REPORT...............................................     17

                             [JO-ANN STORES, INC.]

                                5555 Darrow Road
                               Hudson, Ohio 44236

                                PROXY STATEMENT

     This Proxy Statement contains information related to the annual meeting of shareholders of Jo-Ann Stores, Inc. to be held on Friday, June 4, 1999, beginning at 1:00 p.m., local time, at 5555 Darrow Road, Hudson, Ohio, and at any postponements or adjournments thereof.

                               ABOUT THE MEETING

WHEN IS THE PROXY STATEMENT BEING MAILED?

     This Proxy Statement is first being mailed on or about May 4, 1999 to our shareholders by the Board to solicit proxies for use at the Annual Meeting of Shareholders.

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At our annual meeting, shareholders will act upon the election of directors. In addition, our management will report on our performance during fiscal 1999 and respond to questions from shareholders.

WHO MAY ATTEND THE ANNUAL MEETING?

     All shareholders as of the close of business on April 16, 1999, the record date, may attend the annual meeting.

WHO IS ENTITLED TO VOTE?

     Shareholders as of the record date are entitled to vote at the annual meeting. Each outstanding share of Class A common stock entitles its holder to cast one vote on each matter to be voted upon.

WHAT CONSTITUTES A QUORUM?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of Class A common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 9,250,873 Class A common shares were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

WHAT AM I VOTING ON?

     You will be voting on:

     - electing three Directors to the class whose three-year term of office will expire in 2002;

     - transacting such other business as may properly come before the meeting.

HOW DO I VOTE?

     You may vote by either attending the annual meeting or signing and dating each proxy card you receive and returning it in the enclosed prepaid envelope. We encourage you to complete and send in your proxy card. If you decide to attend the annual meeting, you may revoke your proxy by voting in person.

     All shares represented by valid proxies, unless the shareholder otherwise specifies, will be voted "FOR" the election of each of the persons identified in "Election of Directors" as nominees for election of directors to the class whose term expires in 2002.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing a notice of revocation, or a duly executed proxy bearing a later date, with the Corporate Secretary. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

HOW DO I VOTE MY 401(K) SHARES?

     If you participate in the Jo-Ann Stores, Inc. Savings Plan (401k), previously known as The Employees' Savings and Profit Sharing Plan, the number of Class A common shares that you may vote is equivalent to the interest in Class A common shares credited to your account as of the record date. You may vote by instructing Institutional Trust Company (a division of Invesco Retirement and Benefit Services), the trustee of the plan, pursuant to the proxy card being mailed with this proxy statement to plan participants. The trustee will vote your shares in accordance with your duly executed instructions. If you do not send instructions on how to vote your shares, the share equivalents credited to your account will be voted by the trustee in the same proportion that the trustee votes share equivalents for which it did receive instructions.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

     If you receive more than one proxy card, it is because your shares are in more than one account. You will need to sign and return all proxy cards to insure that all your shares are voted.

WHO WILL COUNT THE VOTE?

     A representative of Harris Trust and Savings Bank, our transfer agent, will tabulate the votes and act as inspector of election.

WHAT IS THE BOARD'S RECOMMENDATION?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendation of the Board of Directors. The Board's recommendation is set forth with the description of the proposal in "Election of Directors." In summary, the Board recommends a vote for the nominated slate of directors (see page 6).

WHAT IS THE REQUIRED VOTE FOR APPROVAL OF THE PROPOSAL?

     The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy card marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

ARE THERE OTHER MATTERS TO BE ACTED UPON AT THE ANNUAL MEETING?

     We do not know of any other matters to be presented or acted upon at the annual meeting. If any other matter is presented at the annual meeting on which a vote may properly be taken, the shares represented by proxies will be voted in accordance with the judgment of the proxy holders.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth, as of April 16, 1999, the amount of our common stock beneficially owned by (1) each person or group known to us to be beneficial owners of more than 5% of our Class A or Class B common shares, (2) each of our directors and nominees for directors, (3) each of the executive officers named in the Summary Compensation Table herein not listed as a director, and (4) all our executive officers and directors as a group. The information provided in connection with this table has been obtained from our records and a review of statements filed with the Securities and Exchange Commission. Unless otherwise indicated, each of the persons listed in the following table has sole voting and investment power with respect to the common shares set forth opposite his or her name. As of April 16, 1999, 9,250,873 Class A common shares were outstanding and 9,210,084 Class B common shares were outstanding. Class A common shares each have one vote per share and Class B common shares do not have voting rights.

                                        CLASS A COMMON SHARES              CLASS B COMMON SHARES
                                   --------------------------------   --------------------------------
                                       NUMBER OF        PERCENT OF        NUMBER OF        PERCENT OF
             NAME OF                 COMMON SHARES      CLASS IF 1%     COMMON SHARES      CLASS IF 1%
         BENEFICIAL OWNER          BENEFICIALLY OWNED     OR MORE     BENEFICIALLY OWNED     OR MORE
         ----------------          ------------------   -----------   ------------------   -----------
Alan Rosskamm(1)(2)...............     1,412,923           15.06%           844,741            8.98%
Betty Rosskamm(1)(3)(4)...........       878,335            9.50%           633,039            6.87%
First Pacific Advisors, Inc. (5)
  11400 West Olympic Boulevard
  Suite 1200
  Los Angeles, CA 90064...........       710,300            7.68%               n/a             n/a
FMR Corp.(5)(6)
  Edward C. Johnson 3d
  82 Devonshire Street
  Boston, MA 02109................       688,250            7.44%               n/a             n/a
Mr. Justin and Mrs. Alma
  Zimmerman(1)(4)(7)..............       680,707            7.36%           593,846            6.45%
The State Teachers Retirement
  Board of Ohio(STRS)(5)
  275 East Broad Street
  Columbus, OH 43215..............       580,700            6.28%               n/a             n/a
The Capital Group Companies,
  Inc.(5)(8)
  333 South Hope Street
  Los Angeles, CA 90071...........       525,000            5.68%               n/a             n/a
Jane Aggers (1)(9)................       144,656            1.55%           200,567            2.15%
Brian Carney (1)(10)..............        35,000               *             12,500               *
Dave Bolen (1)(11)................        32,127               *             37,269               *
Scott Cowen(12)...................        26,425               *             13,425               *
Frank Newman(13)..................        22,125               *             16,125               *
Ira Gumberg(14)...................        13,125               *              1,125               *
Gregg Searle(15)..................         9,750               *              6,750               *
Les Duncan(1)(16).................         5,000               *              8,000               *
Debra Walker (17).................            --               *                 --               *
John Hermsen (1)(18)..............            --               *                 --               *
All Executive Officers and
  Directors as a group
  (13 persons) (1)(19)............     2,509,928(1)(19)    26.35%(19)     2,057,805(1)(19)    21.39%(19)

---------------

* Less than 1%

(1) With respect to common stock beneficially owned by such persons under our Employees' Savings and Profit Sharing Plan, the shares of common stock included are as of December 31, 1998, the latest date for which statements are available.

(2) Mr. Rosskamm's beneficial ownership includes 132,500 Class A common shares and 196,250 Class B common shares subject to stock options granted that are exercisable on or prior to June 15, 1999, 32,500 Class A common shares and 12,500 Class B common shares held as restricted stock under our Executive Incentive Plan, and an aggregate of 182,188 Class A common shares and 211,066 Class B common shares held by his children, spouse, or by Mr. Rosskamm as trustee for the benefit of family members and charities. His beneficial ownership also includes 750,245 Class A common shares and 105,500 Class B common shares held by Rosskamm Family Partners, L.P., and 204,082 Class B common shares held by Rosskamm Family Partners, L.P. II. He has shared voting and dispositive power with regard to Rosskamm Family Partners, L.P. and Rosskamm Family Partners, L.P. II.

(3) Mrs. Rosskamm's beneficial ownership includes 22,803 Class A common shares and 28,241 Class B common shares held as custodian for the benefit of her grandchildren. Her beneficial ownership also includes 25,000 Class A common shares and 25,000 Class B common shares held by The Rosskamm Family Partnership, with regard to which she has sole voting and dispositive power, 750,245 Class A common shares and 105,500 Class B common shares held by Rosskamm Family Partners, L.P., with regard to which she has shared voting and dispositive power and 204,082 Class B common shares held by Rosskamm Family Partners, L.P. II, with regard to which she also has shared voting and dispositive power.

(4) Betty Rosskamm, Alma and Justin Zimmerman and the company have entered into an agreement, dated September 26, 1997, relating to their shares of Class A and Class B common stock. Under this agreement, Betty Rosskamm and her lineal descendants and permitted holders, and Alma and Justin Zimmerman and their lineal descendants and permitted holders, may each sell up to 200,000 shares of their Class A common stock in any calendar year and may not sell more than 100,000 of those shares in any 180-day period. Mrs. Rosskamm, and Mr. and Mrs. Zimmerman collectively, may each sell up to 100,000 of their shares of Class B common stock in any 60-day period. If either Mrs. Rosskamm or Mr. and Mrs. Zimmerman sell a number of shares of their Class A common stock in excess of the number permitted under the agreement, they must first offer to sell those shares to the other family party to the agreement, and then with the other family's permission, to the company. If either Mrs. Rosskamm or Mr. and Mrs. Zimmerman sell a number of shares of their Class B common stock in excess of the number permitted under the agreement, each family must first offer to sell those shares to the company.

(5) The Class A common shares listed are reported on a Schedule 13G filed with the Securities and Exchange Commission with respect to holdings as of December 31, 1998.

(6) Fidelity Management & Research Company, a wholly owned subsidiary of FMR Corp. ("Fidelity"), reported beneficial ownership of 545,150 Class A common shares as a result of acting as investment advisor to several investment funds that hold such Class A common shares (the "Funds"). The voting of these 545,150 Class A common shares is directed by each of the Funds' Boards of Trustees. In addition, Fidelity Management Trust Company, a wholly owned subsidiary of FMR Corp. ("FMTC"), reported beneficial ownership of 143,100 Class A common shares. FMR has sole voting and dispositive power with regard to these 143,100 shares.

(7) Of the 680,707 Class A common shares beneficially owned by the Zimmermans, Mr. Zimmerman disclaims beneficial ownership of 539,513 Class A common shares beneficially owned by his wife and Mrs. Zimmerman disclaims beneficial ownership of 141,194 Class A common shares beneficially owned by her husband. Of the 593,846 Class B common shares beneficially owned by the Zimmermans, Mr. Zimmerman disclaims beneficial ownership of 488,517 Class B common shares beneficially owned by his wife and Mrs. Zimmerman disclaims beneficial ownership of 105,329 Class B common shares beneficially owned by her husband.

(8) Capital Research and Management Company, a registered investment adviser and an operating subsidiary of The Capital Group Companies, Inc., exercised as of December 31, 1998 investment discretion with respect to 525,000 Class A common shares or 5.68% of outstanding shares of the class, which were owned by various institutional investors. Such subsidiary has no power to direct the vote of the above shares.

(9) Ms. Agger's beneficial ownership includes 81,000 Class A common shares and 129,750 Class B common shares subject to stock options granted that are exercisable on or prior to June 15, 1999 and 35,000 Class A common shares and 15,000 Class B common shares held as restricted stock under our Executive Incentive Plan.

(10) Mr. Carney's beneficial ownership includes 12,500 Class A common shares and 12,500 Class B common shares subject to stock options granted that are exercisable on or prior to June 15, 1999 and 20,000 Class A common shares held as restricted stock under our Executive Incentive Plan.

(11) Mr. Bolen's beneficial ownership includes 30,625 Class B common shares subject to stock options granted that are exercisable on or prior to June 15, 1999 and 26,000 Class A common shares held as restricted stock under our Executive Incentive Plan.

(12) Mr. Cowen's beneficial ownership includes 14,125 Class A common shares and 11,125 Class B common shares subject to stock options granted under our Stock Option Plan for Non-Employee Directors that are exercisable on or prior to June 15, 1999.

(13) Mr. Newman's beneficial ownership includes 22,125 Class A common shares and 16,125 Class B common shares subject to stock options granted under our Stock Option Plan for Non-Employee Directors that are exercisable on or prior to June 15, 1999.

(14) Mr. Gumberg's beneficial ownership includes 7,125 Class A common shares and 1,125 Class B common shares subject to stock options granted under our Stock Option Plan for Non-Employee Directors that are exercisable on or prior to June 15, 1999.

(15) Mr. Searle's beneficial ownership includes 6,750 Class A common shares and 6,750 Class B common shares subject to stock options granted under our Stock Option Plan for Non-Employee Directors that are exercisable on or prior to June 15, 1999.

(16) Mr. Duncan's beneficial ownership includes 5,000 Class B common shares subject to stock options granted that are exercisable on or prior to June 15, 1999 and 5,000 Class A common shares and 3,000 Class B common shares held as restricted stock under our Executive Incentive Plan and 1998 Incentive Compensation Plan.

(17) Ms. Walker was elected to the Board of Directors on August 28, 1998.

(18) Mr. Hermsen resigned his position as Executive Vice President -- Stores effective January 1, 1999.

(19) Beneficial ownership for all executive officers and directors as a group includes 276,125 Class A common shares and 409,250 Class B common shares subject to stock options granted under our Stock Option Plans that are exercisable on or prior to June 15, 1999 and 118,500 Class A common shares and 30,500 Class B common shares of restricted stock awarded under our Executive Incentive Plan and 1998 Incentive Compensation Plan. Total excludes 750,245 Class A common shares and 309,582 Class B common shares with shared voting and dispositive powers between Mr. Rosskamm and Mrs. Rosskamm held in certain family partnerships.

                             ELECTION OF DIRECTORS

     Our Board of Directors is presently comprised of eight members. The Board is divided into three classes, two of which consist of three members and one that currently consists of two members. The proxies solicited hereby will not be voted for a greater number of persons than the number of nominees named herein.

     Each of the directors in the class whose term of office expires in 1999, Frank Newman, Betty Rosskamm and Debra Walker, has been nominated by the Board for reelection at the annual meeting as a director to serve for a three-year term expiring at our annual meeting of shareholders in 2002 or until his or her successor is elected and qualified.

     In the event of the death of or inability to serve of any of the nominees, the proxies will be voted for the election as a director of such other person as the Board of Directors may recommend. The Board of Directors has no reason, however, to anticipate that this will occur.

                       NOMINEES TO THE BOARD OF DIRECTORS

     The following table sets forth certain information regarding the nominees for election as members of the Board of Directors and Directors whose terms of office will continue after the annual meeting, based upon information furnished to the company by such persons, except as otherwise noted, as of April 16, 1999.

                                             PRINCIPAL OCCUPATION PAST FIVE YEARS,           DIRECTOR
                NAME                               OTHER DIRECTORSHIP AND AGE                 SINCE
                ----                         -------------------------------------           --------
                               NOMINEES FOR THE TERM TO EXPIRE IN 2002
Frank Newman (1)(2)(3)...............  Chairman of the Board since February 1997 and           1991
                                       President and Chief Executive Officer since
                                       February 1996, of Eckerd Corporation, a pharmacy
                                       retailer. He has been President of Eckerd
                                       Corporation since July 1993 and was Chief
                                       Operating Officer from July 1993 to February 1996
                                       and a Director of Eckerd Corporation since July
                                       1993; age 50.

Betty Rosskamm.......................  Senior Vice President and Secretary of our company      1967
                                       for more than five years. Betty Rosskamm is the
                                       mother of Alan Rosskamm; age 71.

Debra Walker (1)(2)(3)...............  Vice President and Chief Information Officer of         1998
                                       The Goodyear Tire and Rubber Company since March
                                       1997. She was previously Vice President - Retail
                                       for The Goodyear Tire and Rubber Company and was
                                       responsible for the operation of all of its retail
                                       stores from February 1995 to March 1997 and
                                       Manager of Dealer Sales from January 1994 to
                                       February 1997; age 42.

                                             PRINCIPAL OCCUPATION PAST FIVE YEARS,           DIRECTOR
                NAME                               OTHER DIRECTORSHIP AND AGE                 SINCE
                ----                         -------------------------------------           --------
                                DIRECTORS WHOSE TERM EXPIRES IN 2000
Alan Rosskamm (1)(4).................  Chairman of the Board, President and Chief              1985
                                       Executive Officer of our company for more than
                                       five years. He is a member of one of the two
                                       founding families of our company and has been
                                       employed by us since 1978. Mr. Rosskamm is also a
                                       Director of Charming Shoppes Inc., a women's
                                       apparel retailer; age 49.

Scott Cowen (1)(2)(3)................  President of Tulane University since July 1998.         1987
                                       Previously, he was Dean of the Weatherhead School
                                       of Management and A.J. Weatherhead III Professor
                                       of Management, Case Western Reserve University,
                                       for more than five years. Mr. Cowen is also a
                                       Director of American Greetings Corporation, Forest
                                       City Enterprises, Inc. and Newell Rubbermaid Inc.;
                                       age 53.

Gregg Searle (1)(2)(3)...............  President and Chief Operating Officer from              1996
                                       November 1996 to September 1998 and Executive Vice
                                       President from August 1993 to February 1996 of
                                       Diebold, Incorporated. He has been a private
                                       investor since September 1998; age 50.

                                DIRECTORS WHOSE TERM EXPIRES IN 2001
Alma Zimmerman.......................  Senior Vice President of our company for more than      1967
                                       five years; age 86.

Ira Gumberg (1)(2)(5)................  Chief Executive Officer and President of J.J.           1992
                                       Gumberg Co., a real estate management and
                                       development company, for more than five years. He
                                       is also Director of Mellon Bank, N.A.; age 45.

---------------

(1) Member of the Corporate Governance Committee, which met three times during the fiscal year ended January 30, 1999. This Committee is responsible for advising and making recommendations to the full Board of Directors on issues of corporate governance and has the authority to interview and recommend to the Board of Directors for nomination on behalf of the Board suitable persons for election as directors when a vacancy exists on the Board. The Committee and the Board of Directors will also consider individuals recommended by shareholders of our company. Such recommendations should be submitted in writing to the Chairman of the Board, who will submit them to the Committee and the entire Board for their consideration. The recommendations must be accompanied by the consent of the individual nominated to be elected and to serve.

(2) Member of the Audit Committee, which met twice during the fiscal year ended January 30, 1999. This Committee is responsible for reviewing with the independent auditors of our company the scope and thoroughness of the auditors' examination, reviewing the adequacy of our company's systems of internal accounting controls with the independent auditors and recommending to the Board of Directors the appointment of independent auditors for the fiscal year.

(3) Member of the Compensation Committee, which met four times during the fiscal year ended January 30, 1999. This Committee has the authority to set the compensation for executive officers of our company. The Committee also makes recommendations to the Board of Directors with respect to the adoption and amendment of incentive compensation plans and administers those plans approved by the Board of Directors.

(4) Concurrently with our company's settlement of allegations by the Securities and Exchange Commission in February 1997, Mr. Rosskamm consented to a separate SEC administrative cease and desist order settling certain allegations by the SEC, without admitting or denying the allegations. The SEC contended that Mr. Rosskamm violated certain federal securities laws as a result of his not making adequate inquiry of his financial staff before signing management representation letters given to our company's auditors in connection with the 1992 offering of 6 1/4% Convertible Subordinated Debentures, and as result of signing our company's Form 10-Q for the quarter ended May 2, 1992.

(5) Ira Gumberg, one of our directors, is President and Chief Executive Officer and a principal shareholder of J.J. Gumberg Co., which manages numerous shopping centers. Eleven of these shopping centers contain stores of our company. Three of the leases were entered into after Mr. Gumberg became a director of our company, and we believe such leases are on terms no less favorable to us than could have been obtained from an unrelated party. The aggregate rent and related occupancy charges paid during fiscal 1999, fiscal 1998 and fiscal 1997 on those stores amounted to $1.2 million, $1.2 million and $0.9 million, respectively.

     During the fiscal year ended January 30, 1999, there were four meetings of our company's Board of Directors. Each incumbent director attended at least 75% of the Board meetings and meetings held by the committees on which he or she served during the period for which he or she was a director.

                           COMPENSATION OF DIRECTORS

     Our company compensates non-employee directors at a rate of $4,000 per quarter and $1,000 for each day of Board and committee meetings attended. Non-employee directors also receive stock options under the 1996 Stock Option Plan for Non-Employee Directors. Under this plan, our company automatically grants stock options for 7,500 Class A common shares and 7,500 Class B common shares to new non-employee directors as of the date of their initial election to the Board. We also grant stock options for 1,500 Class A common shares and 1,500 Class B common shares to each non-employee director upon completion of each year of service as a director. A year of service generally ends on the date of the Annual Meeting of Shareholders. A total of 71,500 Class A common shares and 71,500 Class B common shares are currently available for option grants under the 1996 Stock Option Plan for Non-Employee Directors. Each grant of stock options will terminate ten years following the date of grant. In the event of the retirement of a director after more than ten years of continuous service, the Compensation Committee may accelerate the date on which any stock option (outstanding for a period of more than twelve months) becomes exercisable. Upon termination of a director from the Board for any reason, he or she would continue to have the right to exercise an outstanding stock option during the three-month period immediately following the date of termination of such service.

                             EXECUTIVE COMPENSATION

     The following table sets forth information relating to the annual and long-term compensation for the fiscal years ended January 30, 1999, January 31, 1998 and February 1, 1997, for the Chief Executive Officer and the other named executive officers of our company.

                           SUMMARY COMPENSATION TABLE

                                                                                 LONG TERM
                         ANNUAL COMPENSATION                                COMPENSATION AWARDS
---------------------------------------------------------------------  ------------------------------
                                                               OTHER                   SECURITIES         ALL
                                                              ANNUAL                   UNDERLYING        OTHER
                                                              COMPEN-  RESTRICTED     OPTIONS/SARS      COMPEN-
          NAME AND            FISCAL                          SATION     STOCK             (E)           SATION
     PRINCIPAL POSITION        YEAR    SALARY(A)   BONUS(B)     (C)    AWARDS(D)     (COMMON SHARES)      (F)
     ------------------       ------   ---------   --------   -------  ----------   -----------------   --------
                                                                                    CLASS A   CLASS B
                                                                                    -------   -------
Alan Rosskamm                  1999    $448,107         --      --            --        --    60,000    $ 95,932
  Chairman of the              1998    $432,685    $279,956     --      $415,000        --    35,000    $ 88,018
  Board, President and         1997    $409,751    $310,846     --            --        --    35,000    $ 84,634
  Chief Executive Officer
Jane Aggers                    1999    $344,946         --      --            --        --    40,000    $ 18,524
  Executive Vice President,    1998    $328,794    $211,884     --      $376,250        --    25,000    $ 17,937
  Merchandising,               1997    $301,110    $229,385     --            --        --    25,000    $ 17,760
  Marketing and Inventory
  Management
John Hermsen (1)               1999    $314,232         --    $56,154         --        --        --    $  3,715
                               1998    $310,523    $198,961     --      $207,500        --    25,000    $ 21,799
                               1997    $296,625    $224,639     --            --        --    25,000    $ 13,963
Brian Carney (2)               1999    $295,052         --      --            --        --    33,000    $ 11,831
  Executive Vice               1998    $ 71,482    $ 75,000     --      $420,000    50,000    50,000          --
  President and Chief
  Financial Officer
Dave Bolen (2)                 1999    $268,047         --      --      $ 81,875        --    33,000    $ 19,738
  Executive Vice President,    1998    $218,341    $129,282   $165,849  $473,750        --    92,500    $ 10,884
  Stores and Business
  Development
Les Duncan (2)                 1999    $224,839         --      --      $ 70,500        --    10,000    $    260
  Senior Vice President and    1998    $ 62,731    $75,000    $125,950  $105,000        --    20,000          --
  Chief Information Officer

---------------

(1) Mr. Hermsen resigned his position as Executive Vice President -- Stores effective January 1, 1999.

(2) Mr. Carney's employment began on October 26, 1997, Mr. Bolen's employment began on March 10, 1997 and Mr. Duncan's employment began October 13, 1997.

(A) Includes amounts earned but deferred under Section 401(k) of the Internal Revenue Code.

(B) Incentive Bonus Compensation is based on the achievement of pre-established corporate and individual performance goals and is calculated as a percentage of an individual's base salary. The Compensation Committee is responsible for establishing the corporate performance goals and the percentage range for each level of management eligible for incentive bonus compensation. The level of incentive bonus compensation is scaled up to a specified maximum for superior performance. Unless otherwise noted, amounts represent bonuses earned in the current fiscal year for which payment is not made until the subsequent fiscal year. For Mr. Carney, the 1998 bonus represents a minimum guaranteed award paid in fiscal 1999. For Mr. Bolen, such compensation includes a $50,000 discretionary award paid during fiscal year 1998. For Mr. Duncan, the 1998 bonus represents a minimum guaranteed award; 50% paid in fiscal 1998 and 50% paid in fiscal 1999.

(C) Other compensation and benefits are included in this column only if in the aggregate they are greater than $50,000 or 10 percent of the total salary and bonus reported for the named executive officer. For Mr. Hermsen, such compensation represents severance payments made subsequent to his termination. For Mr. Bolen, such compensation includes a $150,000 relocation allowance paid during fiscal 1998. For Mr. Duncan, such compensation includes a $120,000 relocation allowance paid during fiscal 1998.

(D) Restricted stock awards have been granted to named executive officers under our 1998 Incentive Compensation Plan and 1994 Executive Incentive Plan. Restricted stock represents stock awards granted without payment to the company but which are subject to restrictions on their transfer or sale. The restrictions generally lapse five years from the date of the award. In the event that the named executive officer terminates employment prior to the lapse of restrictions, the award is forfeited. The amounts reported in the table represent the market value at the award date. For the fiscal years 1999, 1998 and 1997, the named executive officers listed in the compensation table received the following restricted stock awards, respectively: Alan Rosskamm -- 0, 20,000, 0 Class A common shares and 0, 0, 0 Class B common shares; Jane Aggers -- 0, 20,000, 0 Class A common shares and 0, 0, 0 Class B common shares; John Hermsen -- 0, 10,000, 0 Class A common shares and 0, 0, 0 Class B common shares; Brian Carney -- 0, 20,000, 0 Class A common shares and 0, 0, 0 Class B common shares; Dave Bolen -- 5,000, 21,000, 0 Class A common shares and 0, 0, 0 Class B common shares; Les Duncan -- 0, 5,000, 0 Class A common shares and 3,000, 0, 0 Class B common shares. At January 30, 1999, the aggregate number and value of restricted stock holdings for each named executive officer were as follows: Mr. Rosskamm 32,500 Class A common shares at $495,625 and 12,500 Class B common shares at $157,813; Ms. Aggers 35,000 Class A common shares at $533,750 and 15,000 Class B common shares at $189,375; Mr. Carney 20,000 Class A common shares at $305,000; Mr. Bolen 26,000 Class A common shares at $396,500; and Mr. Duncan 5,000 Class A common shares at $76,250 and 3,000 Class B common shares at $37,875. The shares of restricted stock would participate the same as other shares of our common stock regarding voting rights and dividend payments.

(E) Our 1998 Incentive Compensation Plan and 1990 Employees Stock Option and Stock Appreciation Rights Plan, as amended, provide for the award of incentive and non-qualified stock options which may be Class A common shares or Class B common shares or a combination thereof. Our 1990 Employees Stock Option and Stock Appreciation Rights Plan, as amended, also provides for stock appreciation rights to our key employees.

(F) Unless otherwise noted, this reflects matching contributions we have made under our Employees' Savings and Profit Sharing Plan and amounts we have expensed for potential benefits earned under our 1979 Supplemental Retirement Benefit Plan. Our 1979 Supplemental Retirement Benefit Plan provides benefits, subject to forfeiture, to such employees upon normal retirement, early retirement, death or total disability. In fiscal years 1999, 1998 and 1997, we expensed, under this plan, for the named executive officers listed in the compensation table, the following amounts, respectively: Alan Rosskamm -- $0, $0, $0; Jane Aggers -- $15,510, $15,510, $15,510; John Hermsen -- $0, $19,387, $12,925; Brian Carney -- $11,489, $0,
    $0; Dave Bolen - $16,326, $10,884, $0; Les Duncan -- $0, $0, $0. Mr.
    Rosskamm's participation under this plan has been terminated and replaced with a split-dollar life insurance arrangement with a trust established by Mr. Rosskamm. Our company and the trust share in the premium costs of whole life insurance policies that pay death benefits of not less than $10 million upon the death of Mr. Rosskamm or his wife, Barbara Rosskamm (whichever occurs later). The split-dollar insurance arrangement is structured such that all premium payments will be returned to our company. The present value of Mr. Rosskamm's insurance arrangement for fiscal year 1999 is $92,734.

                       OPTION GRANTS IN FISCAL YEAR 1999

     The following table provides information relating to stock option grants during the last fiscal year to the Chief Executive Officer and the other named executive officers of our company.

                                                                                                     POTENTIAL
                                                                                                REALIZABLE VALUE AT
                                                                                                  ASSUMED ANNUAL
                                                                                               RATES OF STOCK PRICE
                                                                                                 APPRECIATION FOR
                                     INDIVIDUAL GRANTS                                            OPTION TERM (4)
--------------------------------------------------------------------------------------------   ---------------------
                           NUMBER OF         PERCENT OF TOTAL
                     SECURITIES UNDERLYING    OPTIONS GRANTED     EXERCISE OR
                        OPTIONS GRANTED        TO EMPLOYEES      BASE PRICE PER   EXPIRATION
       NAME           (COMMON SHARES)(1)      IN FISCAL YEAR      COMMON SHARE     DATE(3)        5%         10%
       ----          ---------------------   ----------------    --------------   ----------   --------   ----------
Alan Rosskamm         Class B  60,000(2)           12.7%             $14.31       12/15/2008   $540,082   $1,368,674
Jane Aggers           Class B  40,000(2)            8.5%             $14.31       12/15/2008   $360,055   $  912,449
John Hermsen                  --         --           --                 --              --          --           --
Brian Carney          Class B  33,000(2)            7.0%             $14.31       12/15/2008   $297,045   $  752,771
Dave Bolen            Class B  33,000(2)            7.0%             $14.31       12/15/2008   $297,045   $  752,771
Les Duncan            Class B  10,000(2)            2.1%             $14.31       12/15/2008   $ 90,014   $  228,112

---------------

(1) The option holder has the right to pay the exercise price by delivering previously acquired shares of our common stock and to have shares withheld to satisfy tax withholding requirements in connection with the exercise of options. Such options become immediately exercisable upon a change in control of our company, as defined in the option plan. Options are nontransferable other than by will or the laws of descent and distribution.

(2) The options granted become exercisable in four equal annual installments commencing one year after the date of grant.

(3) Options were granted for a term of ten years, subject to earlier termination in certain events related to termination of employment.

(4) Based upon the exercise price, which was equal to the fair market on the date of grant, and annual appreciation at the rate stated on such price through the expiration date of the options. Amounts represent hypothetical gains that could be achieved for the options if exercised at the end of the term. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with the rules of the Securities and Exchange Commission and do not represent our estimate or projection of the future stock price. Actual gains, if any, are contingent upon the continued employment of the named executive officer through the expiration date, as well as being dependent upon general performance of our common stock. The potential realizable values have not taken into account amounts required to be paid by the named executive officer for federal income taxes.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

     The following table provides information relating to aggregate option exercises during the last fiscal year and fiscal year-end option values for the Chief Executive Officer and the other named executive officers of our company.

                                                        NUMBER OF SECURITIES
                                                             UNDERLYING               VALUE OF UNEXERCISED
                                                         UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                         COMMON SHARES                   AT JANUARY 31, 1999           AT JANUARY 31, 1999
                          ACQUIRED ON      VALUE     ---------------------------   ---------------------------
         NAME              EXERCISE       REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
         ----            -------------    --------   -----------   -------------   -----------   -------------
Alan Rosskamm           Class A   7,500   $ 93,581     132,500             --      $1,036,757            --
                        Class B   7,500   $ 70,613     196,250        116,250      $2,398,351      $752,939
Jane Aggers             Class A   3,000   $ 32,933      81,000             --      $  531,827            --
                        Class B   3,000   $ 28,808     129,750         81,250      $  392,327      $ 11,250
John Hermsen            Class A   4,900   $ 65,841          --             --              --            --
                        Class B  25,000   $212,500          --             --              --            --
Brian Carney            Class A      --         --      12,500         37,500              --            --
                        Class B      --         --      12,500         70,500              --            --
Dave Bolen              Class A      --         --          --             --              --            --
                        Class B      --         --      30,625         94,875              --            --
Les Duncan              Class A      --         --          --             --              --            --
                        Class B      --         --       5,000         25,000              --            --

                  CHANGE OF CONTROL AND EMPLOYMENT AGREEMENTS

     Our company has employment agreements with Alan Rosskamm, Jane Aggers, Dave Bolen and Brian Carney. These employment agreements are designed to retain the executive officers and provide for continuity of management in the event of any actual or threatened change in the control of our company. Each agreement becomes operative only upon a "Change in Control" of our company (as defined in the employment agreements) and only if the executive officer is then in the employ of our company. After a Change in Control, each employment agreement becomes, in effect, a two-year employment agreement, providing a salary, bonus and other employee benefits at not less than the levels existing prior to the Change in Control. If the executive officer is terminated by our company without "cause" as defined in his or her employment agreement or terminates his or her employment following a significant change in his or her duties, the employee will be entitled to receive compensation and benefits for the balance of the two-year period. The executive officer has an obligation to seek comparable employment elsewhere so as to minimize payments made and benefits provided under the employment agreement. Any compensation and benefits received from another employer serve to reduce payments and benefits provided by our company. In each employee agreement, the executive officer agrees that he or she will forfeit the foregoing payments and benefits if he or she engages in competition with our company during the period that any payments are made or benefits provided under his or her employment agreement.

                    REPORT OF THE COMPENSATION COMMITTEE ON
                             EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors (the "Compensation Committee"), each member of which is a non-employee director, is responsible for approving executive management compensation and for administering the incentive and equity participation plans which make up the variable compensation paid to the following:

     - Chief Executive Officer

     - Executive Officers

     - Other Operating Officers

The Compensation Committee is accountable to the Board of Directors on all compensation matters regarding our company's officers.

WHAT IS OUR COMPANY'S PHILOSOPHY ON EXECUTIVE COMPENSATION?

     The Compensation Committee's strategy is to design a compensation program that will enable our company to attract, motivate and retain key executives and to establish and maintain a performance and achievement-oriented environment. The Compensation Committee and the Board believe that the executive management compensation program should support the goals of our company. Accordingly, the compensation program:

     - Establishes compensation performance objectives that are aligned with corporate goals;

     - Provides a high degree of correlation between compensation and performance; and

     - Creates long-term incentives directly linked to shareholder returns.

HOW ARE THE CHIEF EXECUTIVE OFFICER AND OTHER EXECUTIVE OFFICERS COMPENSATED?

     Our company's compensation program for executive management consists of three elements:

     - a base salary

     - a performance-based annual bonus, and

     - periodic grants of stock option and restricted stock awards

     BASE SALARY. Base salaries are generally set above the average of the salaries of comparable officers at companies that are considered to be peers of our company. Salary information about peer companies is determined by direct reference to published public information about companies in the specialty retail industry as well as companies in the fabric and craft industries. In determining compensation, consideration is given to the relative size of such companies. In addition, the Compensation Committee from time to time obtains input on industry salary levels from a nationally recognized employment consultant who has significant experience in the retail industry.

     In general, base salary and other components of compensation are determined by job responsibility, with the Chief Executive Officer and the Executive Vice Presidents occupying the top tier. During the 1999 fiscal year, the Compensation Committee increased the average base salaries during the annual performance reviews of this top tier by seven percent.

     ANNUAL BONUS. Our company awards bonuses to Executive Officers, operating officers and certain other management employees through the Key Management Incentive Plan. The plan is administered in such a way as to focus the efforts of participants on meeting the expectations of customers and shareholders through teamwork. The plan's foundation on pre-tax profits is intended to provide a common objective that all participants share and links their interests with those of our company's shareholders. The level of bonus awarded under this plan is based on a combination of the pre-tax profit target for each fiscal year and individual performance goals. However, bonuses are not awarded if the minimum pre-tax profit is not met.

     The pre-tax profit target that is established by the Board of Directors is set at a level that exceeds our company's pre-tax profit from the prior fiscal year. The pre-tax profit target is comprised of a minimum, midpoint and maximum target. Executive Officers can earn a minimum bonus of 25 percent of their base salary up to a maximum bonus of 75 percent. Bonuses for operating officers and other management employees participating in the plan are designed to amount to a smaller percentage of their salary. For fiscal year 1999, our company's pre-tax profit did not meet the minimum target and therefore no bonuses were awarded.

     Individual performance goals are determined annually in advance by the Compensation Committee for the Chief Executive Officer and for all other participants by the Chief Executive Officer or supervising Executive Officer. Specific bonuses awarded, if any, to Executive Officers and other participants are adjusted based on how well they met their pre-determined individual performance goals suitable for their particular position.

     STOCK OPTIONS AND RESTRICTED STOCK. Stock option and restricted stock awards are granted to Executive Officers and other key employees through the 1998 Incentive Compensation Plan. The Compensation Committee administers the plan, selects the recipients and determines the level of awards of stock options and restricted stock. Stock option awards are generally granted to Executive Officers upon hire, promotion or the assumption of increased responsibility. Additionally, an award is usually granted to Executive Officers, other operating officers and certain other management employees during November or December of each year. By including many levels of management, the stock option program reflects the Compensation Committee's strong belief that by providing additional incentives to key employees who have substantial responsibility for the management and growth of our company, the best interests of the shareholders and management will be closely aligned. Stock options granted to the Chief Executive Officer during the 1999 fiscal year represented 13 percent of all stock options granted during the fiscal year. Grants to all Executive Officers of the Company during the 1999 fiscal year represented 37 percent of all stock options granted during the year. Stock option awards are not fully exercisable until four years following the date of grant and expire in ten years. This helps to reinforce a long-term perspective and retain key executives.

     The Compensation Committee also grants restricted stock awards as a performance-based compensation vehicle and to attract and retain Executive and operating officers. Generally, awards are made upon hire, promotion, the assumption of increased responsibility or to recognize superior performance. All restrictions on restricted stock awards granted to Executive Officers during the last three fiscal years lapse five years from the date of the award. Recipients forfeit their right to the restricted shares if they leave our company before the date of lapse. Because of this, the Compensation Committee believes that these awards are a significant factor in the retention of key management personnel and induce a long-term view among Executive Officers. Restricted stock awards are also considered a useful compensation vehicle because, even after the restrictions on the awards lapse, they tend to reinforce the recipient's commitment to continued growth of our company and appreciation in the market price of our common stock over the long-term.

HOW WAS THE CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER COMPENSATED FOR FISCAL 1999?

     During fiscal 1999, Mr. Rosskamm's base salary was increased by four percent from $433,000 to $450,000 based on the Compensation Committee's positive assessment of his performance and contributions during fiscal 1998 as Chairman of the Board, President and Chief Executive Officer. The average salary increase for all executive officers and other operating officers was nine percent. Mr. Rosskamm was not awarded a bonus for fiscal 1999 under the Key Management Incentive Plan. Mr. Rosskamm was granted a stock option award for 60,000 Class B common shares in December 1998.

     As part of his overall compensation package, Mr. Rosskamm is provided a split dollar life insurance arrangement for which his children are the beneficiaries. This arrangement replaced the Supplemental Retirement Plan provided by our company to Mr. Rosskamm prior to fiscal 1995.

HOW HAS THE COMPANY RESPONDED TO THE IRS LIMITS ON DEDUCTIBILITY OF
COMPENSATION?

     Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to the corporation's chief executive officer and four other most highly compensated executive officers. During fiscal 1999, shareholders approved the 1998 Incentive Compensation Plan which provides for performance-based awards. Stock option and restricted stock awards made under this Plan are intended to meet the performance-based compensation exception to the IRS deduction disallowance.

     The names of the Directors who serve on the Compensation Committee are set forth below.

                                            COMPENSATION COMMITTEE

                                            FRANK NEWMAN (Chairman)
                                            SCOTT COWEN
                                            GREGG SEARLE
                                            DEBRA WALKER

                            STOCK PERFORMANCE GRAPH

     The following graph compares the yearly changes in total shareholder return on our Class A and Class B common shares with the total return of the S&P Composite -- 500 Stock Index and the S&P Retail (Specialty)-Small Index for the last five years. Our company changed from the S&P Retail (Specialty-Apparel) Index to the S&P Retail (Specialty)-Small Index this year because the entities comprising the S&P Retail (Specialty)-Small Index better reflect the company's industry. Both the S&P Retail (Specialty)-Small Index and the S&P Retail (Specialty-Apparel) Index are presented below. In each case, we assumed an initial investment of $100 on January 31, 1994. Each subsequent date on the chart represents the last day of the indicated fiscal year. No dividends were paid by us during such five-year period.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

                                    [GRAPH]

                                    JO ANN A            JO ANN B             S&P 500           S&P RETAIL          S&P APPAREL
                                    --------            --------             -------           ----------          -----------
'1994'                               100.00              100.00              100.00              100.00              100.00
'1995'                                94.00               94.00              101.00               87.00               80.00
'1996'                               156.00              140.00              139.00               56.00               95.00
'1997'                               183.00              171.00              176.00               64.00              121.00
'1998'                               279.00              250.00              224.00               86.00              219.00
'1999'                               174.00              146.00              296.00               87.00              454.00

           SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING REQUIREMENTS

     Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us with respect to our most recent fiscal year, and written representations from reporting persons that no Form 5 was required, we believe that, during the fiscal year ended January 30, 1999, all filing requirements under Section 16(a) of the Securities Exchange Act of 1934 applicable to our executive officers, directors and greater than 10% beneficial owners were met.

                              INDEPENDENT AUDITORS

     Arthur Andersen, LLP has been appointed as our company's independent auditors for the fiscal year ending January 29, 2000. A representative of Arthur Andersen, LLP will be present at the annual meeting and will have an opportunity to make a statement if he desires to do so. Additionally, this representative will be available to answer appropriate questions that you may have with respect to his firm's examination of our financial statements and records for the fiscal year ended January 30, 1999.

                            PROXY SOLICITATION COSTS

     The proxies being solicited hereby are being solicited by our company. We will bear the expense of preparing, printing and mailing this Proxy Statement. Further solicitation, if required, may be made by mail, telephone and personal interview, by the directors, officers and regularly engaged employees of our company, without extra compensation. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to the beneficial owners of our common shares.

                            SHAREHOLDERS' PROPOSALS

     The deadline for shareholders to submit proposals to be considered for inclusion in the Proxy Statement for the 2000 annual meeting of shareholders is January 3, 2000. Proxies for the 2000 annual meeting of shareholders will confer discretionary authority to vote on any matter that a shareholder does not give written notice of by March 23, 2000.

                                 ANNUAL REPORT

     Our Annual Report for the fiscal year ended January 30, 1999, is being mailed to holders of both Class A and Class B common shares with this Notice of Annual Meeting and Proxy Statement.

                                          BETTY ROSSKAMM,
                                          Secretary

By order of the Board of Directors
May 3, 1999

                              JO-ANN STORES, INC.
                            BOARD OF DIRECTORS PROXY
                          ANNUAL MEETING, JUNE 4, 1999

   P At the Annual Meeting of Shareholders of our company to be held on June 4, 1999, and at any adjournment, Ira Gumberg, Alma Zimmerman
   R and Gregg Searle or any one of them, is hereby authorized to represent me and thereat to vote my shares on the following:
   O

   X

   Y      1. To elect the following three directors of
             the class whose three-year terms of office will expire in 2002:
             Frank Newman, Betty Rosskamm and Debra Walker

                                               (change of address)

                                        ---------------------------------

                                        ---------------------------------

                                        ---------------------------------
                                        (If you have written in the above
                                        space, please mark the corresponding
                                        box on the reverse side of this card.)




          PLEASE DATE AND SIGN EXACTLY AS THE NAME APPEARS ON THE FACE OF THE PROXY AND RETURN BY MAIL PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE.

          SHARES REPRESENTED BY PROPERLY EXECUTED PROXIES WILL BE VOTED AS SPECIFIED. UNLESS OTHERWISE
          SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NOMINEES LISTED ABOVE.

                                                               -----------
                                                               SEE REVERSE
                                                                   SIDE
                                                               -----------
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                                  DETACH CARD

                              JO-ANN STORES, INC.
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [ ]

                                                     FOR        WITHHELD       FOR ALL
                                                     ALL           ALL         EXCEPT:
1. Election of Directors --                          [ ]           [ ]           [ ]
   (See reverse)

    ---------------------------------------------
    Nominee exception




                                                Attend Meeting           [ ]
                                                Address Change Requested [ ]


                                                                                     Date:                 , 1999
                                                                                          -----------------

                                                                                     ----------------------------
                                                                                     Signature(s)

                                                                                     ----------------------------
                                                                                     Signature(s)

                                                                                     Please give title when
                                                                                     signing as executor,
                                                                                     administrator, trustee,
                                                                                     attorney or other
                                                                                     representative. If shares
                                                                                     are registered in the names
                                                                                     of joint tenants or
                                                                                     trustees, each joint tenant
                                                                                     or trustee should sign.

 ................................................................................
                              FOLD AND DETACH HERE

 PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.